S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2006 (Dollars in thousands, except per share data)										Page 1 of 3
	2005				2006				Year-to-date
For the period:	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2006	December 2005
Interest Income	$39,466	$42,144	$44,035	$46,476	$47,884	$50,957	$53,028	$52,833	$204,702	$172,122
Interest Expense	12,148	13,780	15,595	17,991	19,810	22,830	24,186	24,758	91,584	59,514
Net Interest Income	27,318	28,364	28,440	28,485	28,074	28,127	28,842	28,075	113,118	112,608
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	1,146	1,173	4,504	4,042
Net Interest Income (FTE)	28,293	29,366	29,464	29,526	29,142	29,244	29,988	29,248	117,622	116,650
Provision For Loan Losses	800	(300)	3,000	1,500	1,500	5,700	1,352	828	9,380	5,000
Net Interest Income After Provisions (FTE)	27,493	29,666	26,464	28,026	27,642	23,544	28,636	28,420	108,242	111,650
Security Gains, Net	1,668	801	1,300	1,239	1,809	1,244	1,210	1,218	5,481	5,008
Service Charges and Fees	2,181	2,338	2,504	2,564	2,452	2,657	2,666	2,637	10,412	9,587
Wealth Management	1,643	1,831	1,760	1,743	2,223	2,058	1,854	1,726	7,862	6,977
Insurance	1,403	1,387	1,403	1,492	1,738	1,572	1,759	1,569	6,637	5,685
Other	2,196	2,829	2,440	2,663	2,261	2,803	2,432	2,502	9,998	10,129
Total Other Income	7,423	8,385	8,107	8,462	8,674	9,090	8,711	8,434	34,909	32,378
Salaries and Employee Benefits	8,798	8,440	8,754	8,723	9,512	9,004	8,618	10,467	37,601	34,715
Occupancy and Equip. Expense, Net	2,290	1,939	1,892	1,946	2,087	1,962	2,194	2,155	8,398	8,067
Data Processing Expense	1,035	1,092	1,046	1,117	1,164	1,249	1,186	1,253	4,852	4,290
FDIC Expense	74	75	71	72	75	75	77	75	302	293
Other	3,881	3,940	2,899	4,379	4,101	4,983	4,264	4,777	18,126	15,099
Total Other Expense	16,078	15,486	14,662	16,237	16,939	17,273	16,339	18,727	69,279	62,464
Income Before Taxes	20,506	23,366	21,209	21,490	21,186	16,605	22,218	19,345	79,353	86,572
Taxable Equivalent Adjustment	975	1,002	1,024	1,041	1,068	1,117	1,146	1,173	4,504	4,042
Applicable Income Taxes	5,711	6,871	5,818	5,886	5,881	4,251	6,408	4,973	21,513	24,287
Net Income	$13,820	$15,493	$14,367	$14,563	$14,237	$11,237	$14,664	$13,199	$53,336	$58,243

Per Common Share Data:
Shares Outstanding at End of Period	26,584,029	26,200,529	26,364,095	26,270,730	26,083,980	25,690,880	25,303,774	25,361,274	25,361,274	26,270,730
Average Shares Outstanding - Diluted	26,951,090	26,644,682	26,618,216	26,542,511	26,448,765	26,038,892	25,753,722	25,530,984	25,940,352	26,688,148
Net Income - Diluted	$0.51	$0.58	$0.54	$0.55	$0.54	$0.43	$0.57	$0.52	$2.06	$2.18
Dividends Declared	$0.28	$0.28	$0.28	$0.29	$0.29	$0.29	$0.29	$0.30	$1.17	$1.13
Book Value	$13.06	$13.09	$13.35	$13.41	$13.41	$13.14	$13.24	$13.37	$13.37	$13.41
Market Value	$35.40	$36.10	$37.80	$36.82	$36.58	$33.23	$32.50	$34.67	$34.67	$36.82
S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2006 (Dollars in thousands)								Page 2 of 3
	2005				2006
Asset Quality Data	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q

Nonaccrual Loans and Nonperforming Loans	$7,331	$5,944	$8,368	$11,166	$13,063	$21,824	$15,058	$19,852
Assets acquired through foreclosure or repossession	1,536	945	1,908	3,712	3,084	2,725	2,633	523
Nonperforming Assets	8,867	6,889	10,276	14,878	16,147	24,549	17,691	20,375
Allowance for Loan Losses	34,339	33,525	36,093	36,572	37,402	38,575	32,717	33,220
Nonperforming Loans / Loans	0.32%	0.25%	0.35%	0.45%	0.51%	0.83%	0.58%	0.74%
Allowance for Loan Losses / Loans	1.48%	1.40%	1.50%	1.47%	1.47%	1.47%	1.25%	1.25%
Allowance for Loan Losses / Nonperforming Loans	468%	564%	431%	328%	286%	177%	217%	167%
Net Loan Charge-offs (Recoveries)	723	(455)	432	1,021	670	4,528	7,210	324
Net Loan Charge-offs (Recoveries) (annualized)/ Average Loans	0.13%	-0.08%	0.07%	0.17%	0.11%	0.70%	1.09%	0.05%

Balance Sheet (Period-End)
Assets	$3,027,881	$3,095,177	$3,104,433	$3,194,979	$3,250,246	$3,301,896	$3,278,710	$3,343,688
Earning Assets	2,841,330	2,900,582	2,909,863	2,986,081	3,031,270	3,079,808	3,048,744	3,108,898
Securities	522,631	509,985	499,545	494,575	482,453	455,367	431,490	442,607
Loans, Gross	2,318,699	2,390,598	2,410,318	2,491,506	2,548,817	2,624,441	2,617,254	2,666,291
Total Deposits	2,168,932	2,208,204	2,306,604	2,418,884	2,470,151	2,496,909	2,536,092	2,565,306
Non-Interest Bearing Deposits	404,557	409,721	417,894	435,672	417,315	442,203	429,547	448,453
NOW, Money Market & Savings	904,809	922,923	965,625	1,050,104	1,136,810	1,169,278	1,201,254	1,195,640
CD's $100,000 and over	187,010	201,076	210,024	206,666	200,055	203,966	249,070	261,646
Other Time Deposits	672,556	674,484	713,061	726,442	715,972	681,462	656,221	659,567
Short-term borrowings	399,846	410,362	314,467	287,829	204,487	234,232	162,351	188,021
Long-term Debt	61,115	81,080	83,860	83,776	171,635	186,427	186,217	196,941
Shareholder's Equity	347,279	342,852	351,983	352,421	349,896	337,598	335,011	339,051

Balance Sheet (Daily Averages)
Assets	$2,998,237	$3,061,157	$3,090,488	$3,141,728	$3,205,843	$3,282,972	$3,285,807	$3,275,990
Earning Assets	2,813,642	2,869,845	2,897,199	2,947,840	2,999,871	3,070,286	3,070,573	3,055,082
Securities	518,872	516,704	504,806	495,676	485,935	469,472	453,128	428,556
Loans, Gross	2,294,699	2,353,141	2,381,551	2,452,165	2,513,936	2,600,814	2,617,445	2,619,029
Deposits	2,157,201	2,188,288	2,269,085	2,348,991	2,424,946	2,494,841	2,518,761	2,572,123
Shareholder's Equity	353,472	347,871	351,432	353,373	356,341	346,351	343,176	342,417
S&T Bancorp, Inc. Consolidated Selected Financial Data December 31, 2006 (Dollars in thousands, except per share data)										Page 3 of 3

	2005				2006				Year-to-date
Profitability Ratios (annualized)	March 1Q	June 2Q	September 3Q	December 4Q	March 1Q	June 2Q	September 3Q	December 4Q	December 2006	December 2005

Return on Average Assets	1.87%	2.03%	1.84%	1.84%	1.80%	1.37%	1.77%	1.60%	1.63%	1.90%
Return on Average Shareholder's Equity	15.86%	17.86%	16.22%	16.35%	16.20%	13.01%	16.95%	15.29%	15.37%	16.57%
Yield on Earning Assets (FTE)	5.84%	6.04%	6.18%	6.40%	6.62%	6.81%	7.00%	7.02%	6.87%	6.12%
Cost of Interest Bearing Funds	2.27%	2.46%	2.73%	3.07%	3.37%	3.71%	3.90%	4.01%	3.75%	2.64%
Net Interest Margin (FTE)(4)	4.08%	4.10%	4.03%	3.97%	3.93%	3.82%	3.87%	3.80%	3.86%	4.05%
Efficiency Ratio (FTE)(1)	45.02%	41.02%	39.02%	42.75%	44.79%	45.06%	42.22%	49.70%	45.42%	41.99%

Capitalization Ratios

Dividends Paid to Net Income	51.96%	48.16%	51.08%	50.69%	53.53%	67.41%	50.81%	56.06%
Shareholder's Equity to Assets (Period End)	11.47%	11.08%	11.34%	11.03%	10.77%	10.22%	10.22%	10.14%
Leverage Ratio (2)	9.68%	9.27%	9.56%	9.50%	9.28%	8.75%	8.57%	8.82%
Risk Based Capital - Tier I (3)	10.86%	10.29%	10.73%	10.52%	10.30%	9.78%	9.65%	9.66%
Risk Based Capital - Tier II (3)	12.52%	11.89%	12.35%	12.09%	11.86%	11.32%	11.94%	11.91%

Definitions:

(1) Recurring non-interest expense divided by recurring non-interest income plus net interest income, on a fully taxable equivalent basis.

(2) Equity less goodwill to total assets and allowance for loan losses.

(3) Effective October 1, 1998, banking regulators require financial institutions to include 45% of the pretax net unrealized holding gains on available for sale equity securities in Tier 2 capital.

(4) Net interest income, on a fully taxable equivalent basis, annualized divided by quarter-to-date average earning assets.